SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2017

INTERNATIONAL STEM CELL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51891	20-4494098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5950 Priestly Drive, Carlsbad, California 92008

(Address of principal executive offices, including zip code)

(760) 940-6383

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                                                                                                     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                      ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 7, 2017, to obtain funding for working capital purposes and to satisfy the indebtedness incurred on September 1, 2017, International Stem Cell Corporation (the “Company”) entered into a Note Conversion and Stock Purchase Agreement (the “Agreement”) with Dr. Andrey Semechkin.  Pursuant to the Agreement, the Company agreed to issue Dr. Semechkin a total of 1,860,810 shares of Common Stock at a conversion price and a purchase price of $1.75 per share in return for (i) cancellation and surrender of the note issued to him by the Company on September 1, 2017 with a principal amount of $2,700,000 and all accrued and unpaid interest on the note of $56,418 and (ii) payment of an additional $500,000 by Dr. Semechkin to the Company. Dr. Semechkin is the Company’s Co-Chairman and Chief Executive Officer.

The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities.

The 1,860,810 shares of common stock issued pursuant to the Agreement, as described above, have not been registered under the Securities Act of 1933, as amended. The issuance and sale of those shares by the Company under the Agreement is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended. The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

As reported on the cover of the most recent Quarterly Report on Form 10-Q filed by the Company, there were 4,151,147 shares of common stock outstanding as of November 13, 2017.  Since that date, the Company has issued a total of 20,000 shares of common stock to holders of its Series I-1 Convertible Preferred Stock upon conversion of a portion of their shares of Series I-1 Convertible Preferred Stock. The shares of common stock issued upon conversion of shares of Series I-1 Convertible Preferred Stock were issued in reliance upon the exemption from registration in Section 3(a)(9) of the Securities Act of 1933, as amended.

As a result of the issuance of shares under the Agreement and the conversion of a portion of the shares of Series I-1 Convertible Preferred Stock, there were 6,031,957 shares of common stock outstanding as of December 13, 2017

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Note Conversion and Stock Purchase Agreement dated December 7, 2017

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL STEM CELL CORPORATION

Date: December 13, 2017	By:	/s/ Jennifer Stephens
Jennifer Stephens Acting Chief Financial Officer